UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 17, 2014

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road

Menlo Park,  California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 17, 2014, the board of directors (the “Board”) of Pacific Biosciences of California, Inc. (the “Company”) appointed Kathy Ordoñez, age 64, as a Class III director to serve on the Board effective immediately.

Ms. Ordoñez served as the Senior Vice President of Diagnostic Solutions of Quest Diagnostics, Inc., a publicly-traded company that provides clinical laboratory services, from May of 2011 to June of 2013.  She previously served in various roles, including Chief Executive Officer, at Celera Corporation, a publicly traded biotechnology company, until its sale to Quest Diagnostics in 2011. Ms. Ordoñez also previously held several senior positions at Hoffmann-La Roche, overseeing the formation of Roche Molecular Systems where she served as President and Chief Executive Officer. Ms. Ordoñez also previously served on the board of AdvaMed, a medical device and diagnostics industry advocacy group. Ms. Ordoñez holds a B.A. in Chemistry and Physics and a Doctorate of Science (Honorary) from Hartwick College

As previously disclosed in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders, as a non-employee director, Ms. Ordoñez will receive an annual retainer of $35,000. Pursuant to the Company’s outside director equity compensation policy, Ms. Ordoñez was automatically granted a stock option to purchase 35,000 shares of the Company’s common stock on the date of her appointment to the Board.

ITEM 7.01.	REGULATION FD DISCLOSURE

On December 18, 2014, the Company issued a press release announcing the appointment of Ms. Ordoñez to the Board.  A copy of the press release is included as Exhibit 99.1. This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

8
Exhibit No.	Description
99.1	Press release dated December 18, 2014 titled “Pacific Biosciences Appoints Kathy Ordoñez to Board of Directors” (furnished and not filed herewith solely pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/ S / Brian B. Dow
Brian B. Dow Vice President and Principal Accounting Officer

Date: December 18, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 18, 2014 titled “Pacific Biosciences Appoints Kathy Ordoñez to Board of Directors” (furnished and not filed herewith solely pursuant to Item 7.01).